SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                February 4, 2004



                           FLORIDAFIRST BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         Florida                           000-32139            59-3662010
----------------------------             --------------       -------------
(State or other jurisdiction             (SEC File No.)       (IRS Employer
of incorporation)                                         Identification Number)




205 East Orange Street, Lakeland, Florida                           33801
-----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:     (863) 688-6811
                                                        --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

INFORMATION TO BE INCLUDED IN REPORT
------------------------------------



Item 5.  Other Events
-------  ------------

         On February 5, 2004, the Registrant and SouthTrust Corporation, jointly announced that they have signed a definitive merger agreement, whereby SouthTrust Corporation will acquire the Registrant. A copy of the press release regarding such announcement is incorporated herein by reference in its entirety as Exhibit 99.


Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
         and Exhibits
         ------------


     Exhibit
     Number                       Description
     ------                       -----------

       2.1 Agreement and Plan of Merger, dated as of February 4, 2004, between the Registrant, SouthTrust of Alabama, Inc. and SouthTrust Corporation

      99           Press Release dated February 5, 2004 *


* Incorporated by reference to the Form 425 filed by the Registrant on February 5, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     FLORIDAFIRST BANCORP, INC.




Date:    February 5, 2004            By: /s/Kerry P. Charlet
                                         ---------------------------------------
                                         Kerry P. Charlet, Senior Vice President
                                         and Chief Financial Officer